1 J.P. MORGAN HEALTHCARE CONFERENCE JOE WOODY CHIEF EXECUTIVE OFFICER JANUARY 11, 2022

2 FORWARD-LOOKING INFORMATION NON-GAAP FINANCIAL MEASURES Certain matters in this presentation and webcast, including expectations and planning assumptions and any estimates, projections, and statements relating to our business plans, objectives, acquisitions and transformation initiatives, constitute forward-looking statements and are based upon management’s expectations and beliefs concerning future events impacting the Company. These statements are subject to risks and uncertainties, including currency exchange risks, cost savings and reductions, raw material, energy, and other input costs, risks related to the ongoing COVID-19 pandemic, competition, market demand, economic condition, IT matters, availability of drugs used in our Acute Pain products, other supply chain disruptions and legislative and regulatory actions. There can be no assurance that these future events will occur as anticipated or that the Company’s results will be as estimated. Forward-looking statements speak only as of the date they were made, and we undertake no obligation to publicly update them. For a more complete listing and description of other factors that could cause the Company’s future results to differ materially from those expressed in any forward-looking statements, see the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Management believes that non-GAAP financial measures enhance investors’ understanding and analysis of the Company’s performance. As such, results and outlook have been adjusted to exclude certain items for relevant time periods as indicated in the non-GAAP reconciliations to the comparable GAAP financial measures included in this presentation and release posted on our website (www.avanos.com/investors).

3 WHO WE ARE ~$740M+ Global Revenue* Pain Management Chronic Care Diversified portfolio with 8 market-leading products in the U.S. International Business operations in 90+ countries U.S. Creating Shareholder Value ~$10B Addressable Market Optimized cost structure M&A execution and integration Organic growth acceleration *Est. 2021 figure Our Vision: To be the best at getting patients back to the things that matter

# OUR EVOLUTION

**1970s - 2014**
- **Kimberly-Clark** established Health Care surgical supplies business
- Entered medical device business with **Ballard Medical**, **Baylis Medical**, and **I-Flow Corporation** acquisitions



**2014**
- **Completed** spin-off as Halyard Health



**2016**
- Acquired **CORPAK Medsystems**


GAME READY

**2018**
- Announced Surgical & Infection Prevention business **divestiture**
- **Rebranded** as Avanos Medical
- Acquired **Game Ready**



**2019**
- Acquired **NeoMed**, **Summit** and **endOclear**

**2020**
- Heightened focus on **commercial execution** and **M&A Integration**
- **Increased** response to global pandemic

**2021**
- Announced intent to acquire **OrthogenRx** (anticipated close in January 2022)
- Launched **stock repurchase** program
- Deliver revenue **growth** and margin **expansion**

orthogenRx
multi-regimen hyaluronic acids

AVANOS
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EXECUTION ✓ Strong sales performance – will meet growth guidance metrics (2 – 4%) ✓ Effective OPEX management reduced SG&A; partially offsetting COGS ✓ Efficient capital deployment with M&A and share repurchase ✓ Retired significant legal matters providing additional clarity to 2022 Free Cash Flow ✓ Well-positioned for strong execution in 2022 ❖ Supply chain / gross margin challenges ❖ Elective procedures / healthcare access – slower return with additional variants ❖ Adjusted EPS likely to fall below $1.10-$1.20 guidance as improved gross margins will finish short of Q4 expectations Our teams continued to demonstrate resilience in response to the pandemic’s changing dynamics. We are confident in our ability to execute our strategy in 2022 and beyond. 5 2021 IN REVIEW CHALLENGES Through our challenges, we remained focused on getting patients back to the things that matter as we met customers’ needs. We are confident these headwinds are transitory.

6 Our Franchises

# CHRONIC CARE

*Leading market positions enhanced by bolt-on acquisitions*

## Addressable Market


~$400M
Respiratory Health
~$1B
Digestive Health

## Product Portfolio


MIC-KEY SF

| Digestive Health | | | Respiratory Health |
|---|---|---|---|
| **Long-term Feeding** | **Nasogastric Feeding** | **Neonatal Feeding** | **Closed Suction** |
| *Continued market leadership with launch of MIC-KEY* SF in 2020* | *Demonstrated capability with leading position in nasogastric feeding* | *Avanos enters into the neonatal market, a leading organic growth opportunity* | *Enhances Respiratory Health portfolio and leverages existing sales and marketing infrastructure* |
| ***Mic-Key*** | ***Corpak (2016)*** | ***NeoMed (2019)*** | ***endOclear (2019)*** |

AVANOS

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8 PAIN MANAGEMENT Delivering non-opioid pain relief therapies Addressable Market Product Portfolio >$4B Interventional Pain >$4B Acute Pain 100M >20M Target U.S. surgical procedures Americans in chronic pain ON-Q Summit Medical (2019) Game Ready (2018) Clinically proven non-opioid therapy to reduce post-surgical pain Electronic ambulatory pumps Market-leading provider of cold and compression therapy system COOLIEF* COOLIEF* Technology Innovation (2020) OrthogenRx (2022) Only FDA-cleared RF treatment for OA knee pain Cooled and standard radiofrequency generator Intra-articular injections for OA knee pain

9 2022 and Beyond

10 WELL-POSITIONED TO DELIVER SALES GROWTH IN ATTRACTIVE MARKETS GROSS AND OPERATING MARGINS TO IMPROVE THROUGH 2022 FOUR AREAS OF VALUE CREATION ✓ Leverage market-leading positions in Digestive Health, Respiratory Health and Acute Pain leading to 3%-6% organic growth ✓ Maintain double-digit growth in COOLIEF* ✓ Grow market share in alternate sites (e.g., ASC setting) ✓ Expand NeoMed adoption through ENFit conversions ✓ Execute on OrthogenRx integration ✓ Improve manufacturing efficiency; minimize inflation impacts ✓ Reduce transportation costs ✓ Advance SKU rationalization, demand planning opportunities ✓ Maintain OPEX discipline and cost containment controls 2 1 DELIVERING VALUE TO ALL STAKEHOLDERS

11 FOCUS ON CAPITAL DEPLOYMENT USING STRONG BALANCE SHEET POSITION TO SUPPLEMENT ORGANIC GROWTH IMPROVED MARGINS AND MATERIALLY FEWER ONE-TIME ITEMS WILL GENERATE FREE CASH FLOW ✓ Execute additional bolt-on acquisitions to enhance portfolio ✓ Identify opportunities to optimize portfolio ✓ Complete $30m stock repurchase program ✓ Ended 2021 with ~$115m in cash and $130M in debt; 2022 acquisition capital >$350M (post OrthogenRx closing) ✓ Meaningful margin expansion in 2022 combined with solid top-line growth ✓ Significantly less cash usage related to recently retired litigation and other one-time costs ✓ Anticipate delivering at least $70m of free cash flow in 2022 3 4 FOUR AREAS OF VALUE CREATION DELIVERING VALUE TO ALL STAKEHOLDERS

12 The best at getting patients back to the things that matter